YieldMax Bitcoin Option Income Strategy ETF
Schedule of Investments
January 31, 2025 (Unaudited)

PURCHASED OPTIONS - 48.6% (a)(b)(c)	Notional Amount	Contracts	Value
Call Options - 48.6%			$–
CBOE Mini Bitcoin U.S. ETF Index, Expiration: 02/21/2025; Exercise Price: $270.00	$27,659,800	1,150	$296,125
iShares Bitcoin Trust ETF		–	$–
Expiration: 02/07/2025; Exercise Price: $65.50	18,294,070	3,170	19,020
Expiration: 02/21/2025; Exercise Price: $30.00	125,663,525	21,775	60,752,250
ProShares Bitcoin ETF		–	$–
Expiration: 01/31/2025; Exercise Price: $27.50	61,475,000	25,000	12,500
Expiration: 02/07/2025; Exercise Price: $26.00	24,590,000	10,000	75,000
TOTAL PURCHASED OPTIONS (Cost $62,981,769)			61,154,895

U.S. TREASURY SECURITIES - 31.8%		Par
United States Treasury Note/Bond
2.63%, 04/15/2025 (d)		$12,114,000	12,074,272
3.00%, 07/15/2025 (d)		14,070,000	13,990,333
3.88%, 01/15/2026 (d)		13,973,000	13,928,979
TOTAL U.S. TREASURY SECURITIES (Cost $39,882,675)			39,993,584

SHORT-TERM INVESTMENTS - 20.1%
Money Market Funds - 5.8%		Shares
First American Government Obligations Fund - Class X, 4.32% (e)		7,247,662	7,247,662

U.S. Treasury Bills - 14.3%		Par
4.36%, 02/13/2025 (d)(f)		$6,066,000	6,058,843
4.34%, 03/11/2025 (d)(f)		6,085,000	6,059,306
4.15%, 05/15/2025 (d)(f)		6,044,000	5,973,121
Total U.S. Treasury Bills			18,091,270
TOTAL SHORT-TERM INVESTMENTS (Cost $25,335,690)			25,338,932

TOTAL INVESTMENTS - 100.5% (Cost $128,200,134)			126,487,411
Liabilities in Excess of Other Assets - (0.5)%			(600,950)
TOTAL NET ASSETS - 100.0%			$125,886,461
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(d)	All or a portion of security has been pledged to the broker in connection with options as of January 31, 2025.
(e)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(f)	The rate shown is the annualized effective yield as of January 31, 2025.

YieldMax Bitcoin Option Income Strategy ETF
Schedule of Written Options
January 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.7)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.7)%
CBOE Mini Bitcoin U.S. ETF Index, Expiration: 02/21/2025; Exercise Price: $280.00	$(27,659,800)	(1,150)	$(181,125)
iShares Bitcoin Trust ETF
Expiration: 02/07/2025; Exercise Price: $61.50	(40,397,000)	(7,000)	(203,000)
Expiration: 02/07/2025; Exercise Price: $62.00	(30,240,040)	(5,240)	(120,520)
Expiration: 02/07/2025; Exercise Price: $61.00	(52,256,405)	(9,055)	(325,980)
Expiration: 02/07/2025; Exercise Price: $63.00	(2,770,080)	(480)	(7,200)
ProShares Bitcoin ETF
Expiration: 01/31/2025; Exercise Price: $29.00	(61,475,000)	(25,000)	(12,500)
Expiration: 02/07/2025; Exercise Price: $28.00	(24,590,000)	(10,000)	(30,000)
TOTAL WRITTEN OPTIONS (Premiums received $2,144,973)			$(880,325)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

YieldMax Bitcoin Option Income Strategy ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$61,154,895	$–	$61,154,895
U.S. Treasury Securities	–	39,993,584	–	39,993,584
Money Market Funds	7,247,662	–	–	7,247,662
U.S. Treasury Bills	–	18,091,270	–	18,091,270
Total Investments	$7,247,662	$119,239,749	$–	$126,487,411

Liabilities:
Investments:
Written Options	$–	$(880,325)	$–	$(880,325)
Total Investments	$–	$(880,325)	$–	$(880,325)